**ADENDUM TO PURCHASE CONTRACT OF MINING RIGHTS TO LUMP SUM ENTERED INTO ON MAY 6, 2004 BY CORPORATIVO MINERO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS THE "SUBMITTER OF THE OFFER") REPRESENTED BY ITS LEGAL PROXY, JOSE CONRADO TERRAZAS CANO AND SUNBURST MINING DE MEXICO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS "THE EXPLORER"), REPRESENTED BY ITS LEGAL PROXY MARIO AYUB TOUCHE.**

STATEMENTS

a) To be a mining corporation legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to execute the contract herein and to be the holder of the mining concessions;

b) Its legal proxy, Jose Conrado Terrazas Cano is duly authorized to represent it and to bind it under the terms and conditions herein stated.

c) To be the legal holder of the rights derived from the working mining concessions existing on the following mining lots ("THE LOTS").

| NAME OF THE LOT | TITLE NO. | HECTARES |
|---|---|---|
| AURIFERO | 196356 | 492 |
| AURIFERO NORTE | 196153 | 60 |
| LA MARAVILLA | 190479 | 48 |
| AQUILON UNO | 208339 | 222 |

All THE LOTS are located in the Municipality of Urique, State of Chihuahua, within the jurisdiction of the Mining Agency of Chihuahua, Chih.

d) That... THE LOTS, as holder, are up to date in the fulfillment of any and all obligations according to the Mining Act, its Ordeal and any other applicable legal provisions and, likewise, the rights derived from said existing mining concessions over the LOTS are free and clear from any lien, encumbrance or limitation of domain; and

e) It wishes to grant THE EXPLORER the right to explore and work THE LOTS and a unilateral sale contract of the rights derived from the existing mining concessions over THE LOTS; and therefore, it is willing to execute the contract herein pursuant to the terms and conditions stated hereby.

II. THE EXPLORER states:

a) To be a mining company legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to execute the contract herein and to be the holder of mining concessions;

b) That its legal proxy, Mario Ayub, is duly authorized to represent it and to execute the instrument herein; and

c) That it wishes to receive the right to explore and work THE LOTS and the right to purchase option of the rights derived from the existing mining concessions over the same, under the terms and conditions herein stated.

Pursuant to the above statements, the parties agree according to the clause:

**SIXTH.** **<u>Initiation of mineral ore production and sale.</u>** THE EXPLORER agrees to carry out its best efforts as good mine operator to work THE LOTS and to sell the mineral ore within one (1) year, at the latest, after the signature date of this contract.

**ADENDUM AL CONTRATO DE COMPRAVENTA DE LOS DERECHOS MINEROS A PRECIO ALZADO QUE CELEBRARON EL DÍA 6 DE MAYO DEL 2004 ENTRE CORPORATIVO MINERO S.A. DE C.V. (EN ADELANTE DENOMINADA LA PROMINENTE) REPRESENTADA POR SU APODERADO LEGAL EL SEÑOR LICENCIADO JOSÉ CONRADO TERRAZAS CANO Y POR LA OTRA, SUNBURTS MINING DE MÉXICO S.A. DE C.V. (EN ADELANTE DENOMINADA LA EXPLORADORA), REPRESENTADA POR SU APODERADO LEGAL EL SEÑOR INGENIERO MARIO AYUB TOUCHE.**

**DECLARACIONES**

a) Ser una sociedad minera legalmente constituida conforme a las leyes de la Republica Mexicana, legalmente capacitada para celebrar el presente contrato y para ser titular de concesiones mineras;

b) Que su apoderado el Señor licenciado José Conrado Terrazas Cano esta debidamente facultado para representarla y para obligarla en los términos y condiciones del presente contrato;

c) Que es la legitima titular de los derechos derivados de concesiones mineras de explotación existentes sobre los siguientes lotes mineros ("LOS LOTES"):

| NOMBRE DEL LOTE | TITULO No. | HS. |
|---|---|---|
| AURIFERO | 196356 | 492 |
| AURIFERO NORTE | 196153 | 60 |
| LA MARAVILLA | 190479 | 48 |
| AQUILON UNO | 208339 | 222 |

Todos LOS LOTES se encuentran ubicados en el Municipio de Urique, Estado de Chihuahua, dentro de la circunscripción de la Agencia de Minería de Chihuahua, Chih.

d) Que.. LOS LOTES, como su titular se encuentra al corriente en el cumplimiento de todas las obligaciones que al mismo impone la Ley Minera, su Reglamento y demás disposiciones legales aplicables y, de igual manera, los derechos derivados de las concesiones mineras existentes sobre LOS LOTES, se encuentran libres de todo gravamen, afectación o limitación de dominio; y

e) Que desea otorgar a LA EXPLORADORA el derecho de explorar y explotar LOS LOTES y una promesa unilateral de ventas de los derechos derivados de las concesiones mineras existentes sobre LOS LOTES, por lo que esta dispuesta a celebrar el presente contrato de conformidad con los términos y condiciones aquí establecidos.

II. Declara LA EXPLORADORA:

a) Ser una sociedad minera legalmente constituida conforme a las leyes de la Republica Mexicana, legalmente capacitada para celebrar el presente contrato y para ser titular de concesiones mineras;

b) Que su apoderado el Señor ingeniero Mario Ayub esta debidamente facultado para representarla y celebrar el presente contrato; y

c) Que desea se le otorgue el derecho de explorar y explotar LOS LOTES y el derecho de opción de compra de los derechos derivados de las

concesiones mineras existentes sobre el mismo, en los términos y condiciones establecidos ene. presente contrato.

De conformidad con las declaraciones anteriores, las partes acuerdan en base a la cláusula:

**SEXTA.** **Inicio de la produccion y venta del mineral.** LA EXPLORADORA se compromete a realizar sus esfuerzos como buen minero para poner en producción LOS LOTES y a vender el mineral a más tardar un (1) año después de la fecha de la firma de presente contrato.

Pero en todo caso, si dos anos después de haberse celebrado el presente contrato LA EXPLORADORA no ha iniciado la producción en LOS LOTES, se compromete a pagar anualmente a LA PROMINENTE en la fecha del aniversario de la firma del presente contrato, la cantidad de $ 120,000.00 Dólares E.U.A. como anticipo a cuenta de regalías, hasta que se inicie la producción en LOS LOTES y las regalías excedan de esa cantidad.

Si una vez iniciada la producción esta se suspendiere por cualquier motivo, LA EXPLORADORA también deberá pagar a LA PROMINENTE anualmente la cantidad arriba mencionada hasta que se vuelva a iniciar la producción.

**Acuerdan una prorroga del 50% del pago estipulado en la clausula sexta por seis meses a partir del 6 de mayo del 2006 respetando por ambas partes todos los derechos y obligaciones derivadas del contrato y dos pagos parciales que se realizaran de la siguiente manera:**

1. LA EXPLORADORA pagara a LA PROMINENTE un pago anticipado al estipulado en la cláusula sexta, por $ 10,000.00 (Son diez mil dólares E.U.A.) mas I.V.A. a la firma del presente,

2. LA EXPLORADORA pagara a LA PROMINENTE un pago parcial al estipulado en la cláusula sexta, por $ 50,000.00 (Son diez mil dólares E.U.A.) mas I.V.A. el día 6 de mayo del 2006.

CHIHUAHUA, CHIH, 24 de Marzo de 2006

José Conrado Terrazas Cano
Corporativo Minero S.A. de C.V.

Ing. Mario Ayub Touche
Sunburts Mining de México S.A. de C.V.